                                                                    Exhibit 10.4

                 THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

         THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of July 25, 2003 (this "Third Amendment"), with respect to the Fourth Amended and Restated Revolving Credit Agreement dated as of August 20, 2001, as amended by the First Amendment dated as of November 16, 2001, and the Second Amendment dated as of September 18, 2002 (the "Credit Agreement"), among Comerica Bank and the other financial institutions from time to time parties thereto (individually, a "Lender", and collectively, "Lenders"), Comerica Bank, as Agent for the Lenders (in such capacity, "Agent"), Plastipak Holdings, Inc., a Michigan corporation ("Holdings"), Plastipak Packaging, Inc., a Delaware corporation, Whiteline Express, Ltd., a Delaware corporation, TABB Realty, LLC, a Michigan limited liability company, and Clean Tech, Inc., a Michigan corporation ("Borrowers"), and Plastipak Packaging do Brazil, Ltda, a limited liability quota company organized under the laws of Brazil ("Plastipak Brazil").

                              W I T N E S S E T H:

         WHEREAS, the Lenders, the Agent, the Borrowers, Holdings and Plastipak Brazil are parties to the Credit Agreement; and

         WHEREAS, the Borrowers have requested the Agent and the Lenders amend the Credit Agreement to increase the permitted Capital Expenditures; and

         WHEREAS, the Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions provided herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:

                     ARTICLE I -- DEFINITIONS AND AMENDMENTS

         1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

         1.2 Amendment to Section 8.14. Section 8.14 is amended to read in its entirety as follows:

         "8.14 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure, except for Capital Expenditures not to exceed the following amount in any Fiscal Year:

                                                                    Exhibit 10.4

        FISCAL YEAR                 AMOUNT
---------------------------------------------
2003                             $148,000,000
---------------------------------------------
2004                             $110,000,000
---------------------------------------------
2005                             $ 76,000,000
---------------------------------------------
2006 and each year thereafter    $ 66,500,000
---------------------------------------------

In addition, the difference between permitted Capital Expenditures and actual Capital Expenditures at the end of any Fiscal Year and for the year then ended may be spent during the following Fiscal Year, provided that any amounts carried forward pursuant to this paragraph shall expire at the end of such following Fiscal Year."

                  ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                              CONDITIONS PRECEDENT

         2.1 Representations; No Default. On and as of the effective date hereof and after giving effect to this Third Amendment and to the transactions contemplated hereby, Holdings and each Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case Holdings and each Borrower hereby confirms, reaffirms and restates such representations and warranties on and as of such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this Third Amendment, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing.

         2.2 Effective Date. This Third Amendment shall become effective when (a) the Agent shall have received counterpart originals of this Third Amendment, in each case duly executed and delivered by Holdings, the Borrowers, Plastipak Brazil, and the Majority Lenders and (b) Borrowers shall have paid to the Agent for the benefit of each Lender, which shall have executed this Third Amendment on or before 5:00 p.m. (Detroit time) on July 25, 2003, a non-refundable amendment fee in an amount equal to the product of (i) seven and one-half (7-1/2) basis points and (ii) such Lender's Percentage.

                           ARTICLE III-- MISCELLANEOUS

         3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         3.2 Expenses. The Borrowers shall reimburse the Agent for all of its reasonable costs and expenses including, without limitation, legal expenses, incurred in connection with the preparation, execution and delivery of this Third Amendment.

         3.3 Governing Law. This Third Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan.

         3.4 Counterparts. This Third Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.5 Guarantors. By its execution hereof, Holdings and each of the Borrowers consents to the foregoing amendments and reaffirms and ratifies all of its obligations to the Agent and the Lenders under the Guaranty.

                                                                    Exhibit 10.4

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their proper and duly authorized officers or other representatives as of the date first above written.

                                      HOLDINGS:

                                      PLASTIPAK HOLDINGS, INC.

                                      By: /s/ Michael J. Plotzke
                                          --------------------------------------

                                      Its: Treasurer

                                      BORROWERS:

                                      PLASTIPAK PACKAGING, INC.

                                      By: /s/ Michael J. Plotzke
                                          --------------------------------------

                                      Its: Treasurer

                                      WHITELINE EXPRESS, LTD.

                                      By: /s/ Michael J. Plotzke
                                          --------------------------------------

                                      Its: Treasurer

                                      TABB REALTY, LLC

                                      By: /s/ Michael J. Plotzke
                                          --------------------------------------

                                      Its: Treasurer

                                      CLEAN TECH, INC.

                                      By: /s/ Michael J. Plotzke
                                          --------------------------------------

                                      Its: Treasurer

                                      PLASTIPAK BRAZIL:

                                      PLASTIPAK PACKAGING DO BRAZIL,
                                      LTDA

                                      By: /s/ Marcelo B. Gianesi
                                          --------------------------------------

                                                                    Exhibit 10.4

                                      Its: Administrative Manager

                                      AGENT AND LENDERS:

                                      COMERICA BANK, as Agent and as a Lender

                                      By: /s/ Jeffrey J. Judge
                                          --------------------------------------

                                      Its: Vice President

                                      STANDARD FEDERAL BANK

                                      By: /s/ Gregory Castle
                                          --------------------------------------

                                      Its: First Vice President

                                      FLEET NATIONAL BANK

                                      By: /s/ Marwan Isbaih
                                          --------------------------------------

                                      Its: Director

                                      NATIONAL CITY BANK

                                      By: /s/ Kenneth M. Blackwell
                                          --------------------------------------

                                      Its: Vice President

                                      BANK ONE, MICHIGAN

                                      By: /s/ Mark L. McClure
                                          --------------------------------------

                                      Its: First Vice President

                                      ASSOCIATED BANK, N.A.

                                      By: /s/ Joseph J. Gehrke
                                          --------------------------------------

                                      Its: Vice President

                                                                    Exhibit 10.4

                                      FIRSTMERIT BANK, N.A.

                                      By: /s/ Kathryn B. Nielsen
                                          --------------------------------------

                                      Its: Vice President

                                      MARINE BANK

                                      By: /s/ William E. Shaw
                                          --------------------------------------

                                      Its: Senior Vice President